UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                November 10, 2004
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                Date of Report (Date of earliest event reported)

                           Central Freight Lines, Inc.
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             (Exact name of registrant as specified in its charter)

  Nevada                              00050485                     74-2914331
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation or                   File number)               Identification
organization)                                                         Number)

                      5601 West Waco Drive, Waco, TX, 76710
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                    (Address of principal executive offices)
                                   (Zip code)

               Registrant's telephone number, including area code:
                                 (254) 772-2120




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     ITEM 5.02.  DEPARTURES  OF  DIRECTORS OR  PRINCIPAL  OFFICERS;  ELECTION OF
                 DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 5, 2004,  J.  Campbell  ("Cam")  Carruth was elected to the Board of
Directors of Central Freight Lines, Inc., filling the vacancy created by the resignation of Duane Acklie on July 12, 2004. Mr. Carruth will serve on Central's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.


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